EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Convergence Ethanol, Inc.. (the “Company”) on Form 10-QSB/A for the period ended June 30, 2007 filed with the Securities and Exchange Commission (the “Report”), we, James A. Latty, Chief Executive Officer of the Company, and Richard W. York, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2007	/s/ James A. Latty James A. Latty, Chief Executive Officer

Date: August 21, 2007	/s/ Richard W. York Richard W. York, Chief Financial Officer